UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2018

WOLVERINE TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53767
(Commission File Number)

98-0569013
(IRS Employer Identification No.)

#55-11020 Williams Road, Richmond, British Columbia, Canada V7A 1X8
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code   (778) 297-4409

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 4.01        Changes in Registrant’s Certifying Accountant

On June 7, 2018, we decided to engage new auditors as our independent accountants to audit our financial statements. Our Board of Directors approved the change of accountants to Sadler, Gibb & Associates, LLC (“SG”), Certified Public Accountants. Accordingly, we dismissed MaloneBailey, LLP, (“MB”), Certified Public Accountants on June 7, 2018.

In connection with the audits of the Company’s financial statements for our last fiscal year ended May 31, 2017 and 2016 and in the subsequent interim periods through to June 7, 2018 (the date of change in accountants), there were no disagreements with MB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of MB would have caused MB to make reference to the matter in their report. There were also no reportable events except that MB advised the Company of certain deficiencies in the Company’s internal control over financial reporting identified during MB’s audits of the Company’s financial statements for the years ended May 31, 2017 and May 31, 2016, that individually or in aggregate constituted a material weakness as described in Item 9A of the Company’s annual report on Form 10-K for the years ended May 31, 2017 and May 31, 2016. The reports on the financial statements prepared by MB for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except that MB expressed in their reports substantial doubt about our ability to continue as a going concern.

We provided MB with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report, and if not, stating the aspects with which they do not agree. A copy of the letter provided from MB is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On June 7, 2018, we engaged the firm of Sadler, Gibb & Associates, LLC as our independent registered public accounting firm. During our last two fiscal years and subsequent interim periods preceding their engagement, SG was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements. Neither was a written report provided SG nor oral advice provided that SG concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or was there any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01        Financial Statements and Exhibits

16.1	Letter from MaloneBailey, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLVERINE TECHNOLOGIES CORP.

/s/ Richard Haderer
Richard Haderer
CEO

Date: June 11, 2018